UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 FEBRUARY 7, 2003
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                               CLAYTON HOMES, INC.
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             (Exact name of registrant as specified in its charter)


      DELAWARE               1-8824              62-1671360
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(State or other       (Commission  File         (IRS  Employer
 jurisdiction          Number)                   Identification No.)
 of incorporation)


5000  Clayton  Road
Maryville, Tennessee                                                37804
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(Address of principal executive offices)                          (Zip Code)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (865) 380-3000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM  5.  OTHER  EVENTS

On February 7, 2003, the Company filed a press release reporting the appointment of a new board member. A copy of the press release is attached as
Exhibit  99.1.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

99.1 Press Release dated February 7, 2003 reporting the appointment of new board member

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CLAYTON  HOMES,  INC.
                              ---------------------
                              (Registrant)


Date:          February  7,  2003     /s/  Kevin T. Clayton
               ------------------     -----------------------
                                           Kevin T. Clayton
                                           Chief Executive Officer and President
                                           (Principal Executive Officer)



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION                                         PAGE
----------------------------------------------------------------------
99.1        Press  Release  dated  February  7,  2003             5

                                                       EXHIBIT  99-1

NEWS RELEASE

FOR IMMEDIATE RELEASE
-----------------------
FEBRUARY  7,  2003                         CONTACT:     INVESTOR RELATIONS
                                           PHONE:       865-380-3206
                                           FAX:         865-380-3784


                 STEVEN G. DAVIS ELECTED TO CLAYTON HOMES' BOARD

KNOXVILLE, TENN. - Clayton Homes, Inc. (NYSE:CMH) Chairman, James L. Clayton, announced the election of Steven G. Davis to the Clayton Board of Directors. The election of Mr. Davis increased the Clayton Homes Board to eight, and Mr. Davis will serve on the Audit Committee. "The election of Mr. Davis to the Clayton Homes board reflects our commitment to reach out to people with exceptional skills," Mr. Clayton said. "He will provide added depth to our board with his financial and accounting expertise and extensive management and industry background."

Mr. Davis, 52, has considerable experience in the manufactured housing industry, having served on the board of the largest owner of manufactured housing communities in the nation, Chateau Communities, Inc. (CPJ - NYSE) from 1993 to 2002. Additionally, Mr. Davis served as Chief Financial Officer and Executive Vice President of ROC, another leading manufactured housing community operator. He is a Certified Public Accountant and graduate of the University of San Diego. Currently he is General Partner of M & D Pacific, a partnership specializing in the redevelopment of coastal residential properties in San Diego, California, and a real estate consultant.

Clayton Homes, Inc. is a vertically integrated manufactured Housing company with 20 manufacturing plants, 290 Company owned stores, 622 independent retailers, 83 manufactured housing communities, and financial services operations that provide mortgage services for 165,000 customers and insurance protection for 100,000 families.

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